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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         January 15, 1998
                                                   -----------------------------

                            TEXAS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)


               1-4887                                   75-0832210
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      (Commission File Number)              (IRS Employer Identification Number)



 1341 W. Mockingbird Lane, Suite 700W, Dallas, Texas             75247
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      (Address of Principal Executive Offices)                 (Zip Code)


                                (972) 647-6700
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On January 15, 1998, pursuant to a Partnership Interests Purchase Agreement, effective December 31, 1998 (the "Agreement") entered into as a result of an arms-length negotiations, TXI Riverside Inc., a Delaware corporation ("TXIR") and TXI California Inc., a Delaware corporation ("TXIC"), each a wholly-owned subsidiary of Registrant, purchased an aggregate of 100% of the partnership interests of Riverside Cement Company, a California general partnership ("Riverside Cement") for a purchase price of approximately US$114,981,815. In accordance with the terms of the Agreement, TXIR purchased a 51% partnership interest in Riverside Cement from RVC Venture Corp., a Delaware corporation, and TXIC purchased the remaining 49% partnership interest in Riverside Cement from Ssangyong/Riverside Venture Corp., a California corporation. See Section 2 of the Partnership Interests Purchase Agreement in
Exhibit 7(c).1 for a explanation of the method followed in determining the cash purchase price. Funds for the cash payment came from Registrant's general corporate funds.

         (b) Riverside Cement owns and will continue to operate cement manufacturing and bagging facilities in California. The Oro Grande facility, located just north of Victorville, California, is the company's gray portland cement clinker production facility and operates its own limestone quarry. The Crestmore facilities, located near Riverside, California, include additional grinding capacity for gray portland cement, and specialty cements and white portland cement production plants/kilns. Riverside Cement's bagging operations, which include a rotary packaging, conveying and palletizing system are located at the Crestmore facilities.


ITEM 7.          EXHIBITS.


                 Exhibit 7(c).1   Partnership Interests Purchase Agreement

                 Exhibit 7(c).2 "TXI Acquires Riverside Cement in $120 million Transaction" Press Release (Dallas, Texas - January 16, 1998)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXAS INDUSTRIES, INC.



Date:     January 26, 1998              By:   /s/  ROBERT C. MOORE
                                             ----------------------------------
                                             Robert C. Moore
                                             Vice President & Secretary
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                               INDEX TO EXHIBITS



Exhibit
Number                   Description
---------                -----------------------------------------------------------
  7(c).1                 Partnership Interests Purchase Agreement

  7(c).2                 "TXI Acquires Riverside Cement in $120 million Transaction"
                         Press Release (Dallas, Texas - January 16, 1998)